UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	November 15, 2016

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	135-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005  Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)            Not applicable.

(b)            On November 15, 2016, Cummins Inc. (the “Company”) received notice that Marsha L. Hunt, the Company’s Vice President - Corporate Controller and its Principal Accounting Officer, will leave employment with the Company on or before June 30, 2017 to accept an appointment to the Financial Accounting Standards Board commencing on July 1, 2017.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)            Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date:  November 17, 2016                                                                                By:  /s/ Mark J. Sifferlen
      Mark J. Sifferlen
      Vice President - Ethics and Compliance and
        Corporate Secretary